NOONEY REALTY TRUST, INC.

7701 Forsyth Boulevard

St. Louis, Missouri 63105

                                                                  April 8, 1996

Dear Shareholder:

     You are cordially invited to attend the Annual Meeting of Shareholders to be held at 10:00 A.M. on Tuesday, May 14, 1996, at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri. Information regarding business to be conducted at the meeting is set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

     We cannot stress enough the importance of the vote of every shareholder, regardless of the number of shares owned. Therefore, even if you are planning to attend the meeting, we urge you to complete and return the enclosed proxy to ensure that your shares will be represented. A postage-paid return envelope is enclosed for your convenience. Should you later decide to attend the meeting, you may revoke your proxy at any time and vote your shares personally at the meeting.

     We look forward to seeing many shareholders at the meeting.

                                      Sincerely,

                                      /s/ Gregory J. Nooney, Jr.

                                      GREGORY J. NOONEY, JR.
                                      Chairman of the Board and
                                      Chief Executive Officer

























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                            NOONEY REALTY TRUST, INC.
                             7701 Forsyth Boulevard
                            St. Louis, Missouri 63105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 14, 1996

To the Shareholders of
Nooney Realty Trust, Inc.:

     You are hereby notified that the Annual Meeting of Shareholders of Nooney Realty Trust, Inc. (the "Trust") will be held at 10:00 A.M. on Tuesday, May 14, 1996, at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, for the following purposes:

     1. To elect seven directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

     2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The Trust's Board of Directors has fixed the close of business on March 29, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS


                                        PATRICIA A. NOONEY
                                             Secretary

April 8, 1996
St. Louis, Missouri

                            NOONEY REALTY TRUST, INC.
                             7701 Forsyth Boulevard
                            St. Louis, Missouri 63105

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 14, 1996

     The enclosed proxy is solicited on behalf of the Board of Directors of Nooney Realty Trust, Inc., a Missouri corporation, for use at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Tuesday, May 14, 1996, at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, or any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This proxy statement and the enclosed form of proxy are being first mailed to shareholders on or about April 8, 1996.

     The close of business on March 29, 1996, has been fixed by the Board of Directors as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. On March 29, 1996, there were issued and outstanding and entitled to vote 866,624 shares of the Trust's common stock, par value $1.00 per share.

     If a shareholder is a participant in the Trust's Dividend Reinvestment Plan, the proxy card represents the number of full shares in the dividend reinvestment plan account, as well as shares registered in the participant's name. All proxies in the accompanying form will be voted in accordance with the instructions given in the proxy. Shareholders are entitled to vote cumulatively for the election of directors. Each shareholder is entitled to a number of votes for the election of directors equal to the number of shares held by the shareholder multiplied by the number of directors to be elected
(7), and a shareholder may cast all votes for one nominee or distribute the votes among the nominees as preferred. If cumulative voting rights are exercised by any shareholder, the proxies may be voted cumulatively for less than all of the Trust's nominees in the discretion of the persons voting such proxies. On all other matters, shareholders will be entitled to one vote per share. A shareholder may revoke his proxy at any time before it is voted by delivering to the Trust another proxy bearing a later date, by submitting written notice to the Secretary of such revocation, or by appearing in person at the Annual Meeting and casting a contrary vote.

     The affirmative vote of the holders of a majority of the shares which are present in person or represented by proxy at the Annual Meeting is required to elect directors and act on any other matters properly brought before the Meeting. Shares represented by proxies which are marked "withhold authority" with respect to the election of any one or more nominees for election as directors and proxies which are marked to deny discretionary authority on other matters will be counted for the purpose of determining the number of shares represented by proxy at the Meeting. Such proxies will thus have the same effect as if the shares represented thereby were voted against such nominee or nominees and against such other matters, respectively. Shares not voted on proxies returned by brokers will be treated as not represented at the Meeting.

     The Trust will pay all costs of preparing and soliciting proxies for the Annual Meeting. In addition to solicitation by mail, the Trust may solicit proxies from shareholders personally, or by telephone. The Trust will also reimburse brokerage firms, banks and other nominees for their reasonable costs incurred in forwarding proxy materials for shares held of record by them to the beneficial owners of such shares.

     The Trust will furnish to shareholders a copy of its 1995 Annual Report on Form 10-K (without charge), upon written request addressed to Patricia A. Nooney, Secretary, Nooney Realty Trust, Inc., 7701 Forsyth Boulevard,
St. Louis, Missouri 63105.

                                   PROPOSAL I

                              ELECTION OF DIRECTORS

     The Board of Directors proposes the election of the seven nominees listed below to serve as directors of the Trust until the next Annual Meeting of Shareholders and until their successors have been elected and qualify, or until their earlier death, resignation or removal. If any vacancy in the list of nominees shall occur for any reason, the Board of Directors will select a substitute nominee to be voted upon at the Annual Meeting.

                                               Positions or Offices
            Name             Age                  with the Trust
- ---------------------------  ---  ---------------------------------------------

Gregory J. Nooney, Jr. ....   65  Chairman of the Board, Chief Executive
                                  Officer and Director

Patricia A. Nooney ........   39  President, Secretary, Treasurer and Director

Robert E. Kresko ..........   61  Director

Gene K. Beare .............   80  Director <F1>

Bruce P. Hayden............   80  Director <F1>

James P. Ingram............   55  Director <F1>

R. Michael O'Brien, Jr. ...   50  Director <F1>

- ---------------
<F1> Independent Director as defined in the Trust's Bylaws.

     Mr. Nooney, Mr. Kresko, Mr. Beare, Mr. Hayden and Mr. Ingram have served as directors of the Trust since its formation in June 1984. Mr. O'Brien has served as a director since February 1987. Ms. Nooney has served as a director since August 1992.

     The following is a brief summary of the business experience during the past five years of each of the nominees for election as directors of the Trust, including, where applicable, information regarding other directorships held by each nominee:

     Gregory J. Nooney, Jr. has served as Chairman of the Board and Chief Executive Officer of Nooney Company since May 1983. Mr. Nooney joined Nooney Company in 1954 and served as President from 1969 to May 1983. Nooney Company, which was founded in 1945, is a diversified real estate investment management company.

     During 1993 Lindbergh Boulevard Partners, L.P. filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code. Gregory J. Nooney, Jr. is the general partner of Nooney Ltd. II, L.P., which in turn is the general partner of Nooney Development Partners, L.P., which in turn is the general partner of Nooney-Hazelwood Associates, L.P. which is the general partner of Lindbergh Boulevard Partners, L.P. Lindbergh Boulevard Partners, L.P. emerged from bankruptcy on May 17, 1994 when its Plan of Reorganization was confirmed.

     Patricia A. Nooney is Senior Vice President and Chief Financial Officer of Nooney Krombach Company, a wholly-owned subsidiary of Nooney Company, and has served as an executive officer for more than five years.

     Robert E. Kresko is a private investor. Mr. Kresko is a member of the Management Board of Trammell Crow Company, Dallas, Texas, a national real estate development firm where he was employed until December 31, 1989.

     Gene K. Beare is a corporate consultant. Mr. Beare served as a director of American Maize-Products Company, Stamford, Connecticut until May 1992.
Mr. Beare also served as a director of Emerson Electric Co., St. Louis, Missouri, from 1972 until 1987, and of Westvaco Corporation, New York, New York, from 1968 until 1988.

     Bruce P. Hayden is Chairman of Hayden Associates, Inc., Bloomfield, Connecticut, a real estate investment advisory, counseling and brokerage firm founded by Mr. Hayden in 1972. Mr. Hayden was a Trustee and a member of the Investment Committee of Corporate Property Investors, a real estate investment trust, from 1972 to March 1992.

     James P. Ingram is President of Cambridge Savings Bank, Cambridge, Massachusetts. From 1986 through 1987 Mr. Ingram was a partner in McManus, Wakeman & Ingram, Inc., Boston, Massachusetts, a real estate consulting and development firm. From 1965 until December 1985, Mr. Ingram was employed by
R. M. Bradley & Co., Inc., Boston, Massachusetts, a full service commercial real estate investment and management company, most recently as Senior Vice President. While with R. M. Bradley & Co., Inc., Mr. Ingram was primarily involved in management of the Bradley Real Estate Trust, a real estate investment trust, and in office, retail and commercial brokerage.

     R. Michael O'Brien, Jr. is President and Chief Executive Officer of Northland Financial Company, Minneapolis, Minnesota, a commercial real estate investment banking firm, where he has been employed since 1973. Mr. O'Brien is also a director of Mark Twain Creve Coeur Bank, St. Louis, Missouri, and is a member of the Income Property Committee of the Mortgage Bankers Association of America.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ABOVE NOMINEES FOR
                             DIRECTORS OF THE TRUST.


Committees of the Board

     The Board of Directors of the Trust met four times during 1995. All of the directors attended at least seventy-five percent of the meetings of the Board of Directors and meetings held by those committees of the Board on which they served except Mr. Ingram who was unable to attend three regularly scheduled meetings of the Board of Directors.

     Among the standing committees of the Board of Directors are the Executive Committee and the Audit Committee. The Trust does not have standing nominating or compensation committees.

     The Executive Committee is comprised of Gregory J. Nooney, Jr., Gene K. Beare and James P. Ingram. The Executive Committee is empowered to exercise, between regular meetings of the Board of Directors, all of the authority of the Board of Directors in the management of the Trust. The Executive Committee did not meet during 1995.

  The Audit Committee is comprised of R. Michael O'Brien, Jr., Gene K. Beare and Bruce P. Hayden. The functions of the Audit Committee are to recommend to the Board of Directors the accounting firm to serve as the independent auditor of the Trust, to monitor and review with the independent auditor the Trust's financial reporting and accounting procedures and policies, to supervise the adequacy of the Trust's financial, accounting and operating controls and to review the scope of any audits conducted by the independent auditor. The Audit Committee met two times during 1995.


Certain Business Relationships

     Gregory J. Nooney, Jr. serves as a general partner of Nooney Advisors Ltd., L.P., the Advisor to the Trust. Nooney Advisors Ltd., L.P. is entitled to receive regular monthly compensation from the Trust for rendering advisory services to the Trust. During 1995 the Trust paid advisory fees of $116,309 to Nooney Advisors Ltd., L.P. The Board of Directors has renewed the Advisory Agreement between the Trust and Nooney Advisors Ltd., L.P. for the period
April 1, 1996 to March 31, 1997.

     Gregory J. Nooney, Jr. and Patricia A. Nooney, who are father and daughter, are directors of Nooney Krombach Company, a wholly-owned subsidiary of Nooney Company, which serves as manager of the Trust's properties. Nooney Krombach Company is entitled to receive monthly compensation from the Trust for property management and leasing services, plus reimbursement of expenses. During 1995 the Trust paid property management and leasing fees of $174,204 to Nooney Krombach Company.

     Robert E. Kresko is a director of Nooney Krombach Company.


Executive Compensation

     The officers of the Trust do not receive any direct compensation from the Trust for their services as officers of the Trust.

     Pursuant to the Trust's Bylaws, Gregory J. Nooney, Jr. and Patricia A. Nooney do not receive any direct compensation from the Trust for their services as directors of the Trust. (See the section above entitled "Certain Business Relationships.")

     The other directors were entitled to receive the following fees during 1995: (a) $500 for each meeting attended in person, (b) $250 for each meeting conducted by telephone conference at which a vote was taken and (c) an annual fee of $1,000. In the case of Robert E. Kresko, who is not an Independent Director, as defined in the Trust's Bylaws, such fees were paid by Nooney Company. In addition, the Independent Directors were reimbursed by the Trust for their travel expenses and other out-of-pocket expenses incurred in connection with attending meetings of the Trust and carrying on the business of the Trust.

     Except as stated above, the directors of the Trust did not receive any fees from the Trust pursuant to any other plans of compensation.


Performance Graph

  The following graph shows a five-year comparison of cumulative total returns (change in stock price plus reinvested dividends) for Nooney Realty Trust, Inc. ("NRTI"), the NASDAQ Stock Market Total Return Index and the National Association of Real Estate Investment Trusts ("NAREIT") Total Return Index.

              Comparison of Five-Year Cumulative Total Return Among
        Nooney Realty Trust, Inc., NASDAQ Stock Market Total Return Index
                          and NAREIT Total Return Index

                               [PERFORMANCE GRAPH]

     Assumes $100 invested on December 31, 1990 in Nooney Realty Trust, Inc.
            Common Stock, NASDAQ Stock Market Index and NAREIT Index.

                                                      December 31,
                                    -------------------------------------------
                                      1991     1992     1993     1994     1995
                                    -------  -------  -------  -------  -------

NASDAQ............................  $160.56  $186.87  $214.51  $209.69  $296.30
NAREIT............................  $135.68  $152.20  $180.43  $181.88  $215.18
NRTI..............................  $ 71.97  $ 60.96  $ 65.57  $ 95.09  $116.11


Security Ownership of Certain Beneficial Owners and Management

     On or about February 12, 1996, an Amendment No. 1 to Schedule 13G was filed with the Securities and Exchange Commission by Physicians Insurance Company of Ohio which set forth the following information. Physicians Insurance Company of Ohio is an insurance company as defined in Section 3(a)(19) of the Securities Exchange Act of 1934. The Amendment No. 1 to
Schedule 13G indicates that Physicians Insurance Company of Ohio is the beneficial owner of 78,961 shares of the Trust's common stock, or 9.11% of the total outstanding shares, and has sole voting and dispositive power. Physicians Insurance Company of Ohio has a principal business address of 13515 Yarmouth Drive, N.W., Pickerington, Ohio 43147.

     No other person or group is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of the Trust's common stock.

     The table below sets forth information as of February 1, 1996, regarding the number of shares of the Trust beneficially owned by each of the directors and executive officers of the Trust and by all directors and officers as a group:

                                              Number of Shares
                   Name of                      Beneficially       Percent of
               Beneficial Owner                  Owned <F2>        Class <F4>
- --------------------------------------------  ----------------  ---------------

Gregory J. Nooney, Jr. .....................        7,542 <F3>            *
Patricia A. Nooney..........................        2,639                 *
Robert E. Kresko............................          100                 *
Gene K. Beare <F1>..........................        6,750                 *
Bruce P. Hayden <F1>........................          100                 *
James P. Ingram <F1>........................           50                 *
R. Michael O'Brien, Jr. <F1>................          100                 *
Dale W. Brouk...............................            0                 *
Directors and officers as a group...........       17,281             1.99%

- ---------------

<F1> Independent Director as defined in the Trust's Bylaws.

<F2> Under the rules of the Securities and Exchange Commission, persons who have power to vote or dispose of securities, either alone or jointly with others, are deemed to be the beneficial owners of such securities. Accordingly, shares owned separately by spouses or other family members are not included. Except as described in the footnotes below, the nominee has both sole voting power and sole investment power with respect to the shares set forth in the table.

<F3> Includes 2,668 shares owned by Nooney Company, of which Gregory J.
     Nooney, Jr. is a director and shareholder. Includes 3,451 shares held as co-trustee of a trust, as to which Mr. Nooney shares voting and investment power.

<F4> An asterisk indicates that the number of shares beneficially owned does not exceed one percent of the Trust's common stock issued and outstanding.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Trust's officers and directors, and persons who own more than ten percent of a registered class of the Trust's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Trust with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such reports received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Trust believes that, during fiscal 1995, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with except that Dale W. Brouk, who became an officer of the Trust in August 1995, failed to file a Form 3, "Initial Statement of Beneficial Ownership of Securities" on a timely basis.

                                  OTHER MATTERS

Independent Auditors

     The public accounting firm of Deloitte & Touche LLP served as the independent auditor of the Trust for the fiscal year ended December 31, 1995. At the recommendation of the Audit Committee, the Board of Directors has selected Deloitte & Touche LLP to serve as independent auditor of the Trust for the fiscal year ending December 31, 1996. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to answer questions from the Shareholders.


Other Business

     Other than those items set forth herein, the Board of Directors knows of no other business to be presented for consideration at the Annual Meeting. Should any other matters properly come before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the proxies to vote such proxies in accordance with their best judgment on such matters.


Shareholder Proposals for the 1997 Annual Meeting of Shareholders

     In accordance with Rule 14a-8 under the Securities Exchange Act of 1934, shareholder proposals intended to be presented at the 1997 Annual Meeting of Shareholders of Nooney Realty Trust, Inc. must be received by the Trust for inclusion in the proxy statement and form of proxy relating to such meeting by no later than December 9, 1996. Shareholder proposals should be submitted to the Secretary of the Trust at the Trust's principal executive offices, 7701 Forsyth Boulevard, St. Louis, Missouri 63105.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                        PATRICIA A. NOONEY
                                             Secretary

April 8, 1996
St. Louis, Missouri

                                     ANNEX A
                               FORM OF PROXY CARD

                            Nooney Realty Trust, Inc.
                             7701 Forsyth Boulevard
                            St. Louis, Missouri 63105

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD TUESDAY, MAY 14, 1996

To the Shareholders of
Nooney Realty Trust, Inc.:

     You are hereby notified that the Annual Meeting of Shareholders of Nooney Realty Trust, Inc. (the "Trust") will be held at 10:00 A.M. on Tuesday, May 14, 1996, at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, for the following purposes:

     1. To elect seven directors to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualify.

     2. To consider and act upon such other business as may properly come before the meeting or any adjournment thereof.

     The Trust's Board of Directors has fixed the close of business on March 29, 1996, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

                       BY ORDER OF THE BOARD OF DIRECTORS

                                           PATRICIA A. NOONEY
                                               Secretary

April 8, 1996
St. Louis, Missouri

                            (Detach Proxy Form Here)
- -------------------------------------------------------------------------------
           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:
                                                    ---

1. ELECTION OF DIRECTORS

For all nominees listed below (except as      WITHHOLD AUTHORITY to vote
marked to the contrary below) / /             for all nominees listed below / /

     (Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the line below.)

  Gregory J. Nooney, Jr.; Patricia A. Nooney; Robert E. Kresko; Gene K. Beare;
            James P. Ingram; Bruce P. Hayden; R. Michael O'Brien, Jr.
- -------------------------------------------------------------------------------
2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy will be voted as specified. If no specification is made, this Proxy will be voted FOR Proposal 1.

                   (Continued And To Be Signed On Other Side)

                           (Detach Proxy Form Here)
- -------------------------------------------------------------------------------
                                      PROXY
                            NOONEY REALTY TRUST, INC.

           This Proxy is solicited on behalf of the Board of Directors

     The undersigned does hereby appoint Gregory J. Nooney, Jr., Patricia A. Nooney and Gene K. Beare and each of them, the true and lawful attorneys-in-fact and proxies of the undersigned (acting by a majority or, if only one be present, then that one shall have all of the powers hereunder), with full power of substitution, to vote all common shares of the undersigned in Nooney Realty Trust, Inc. at the Annual Meeting of Shareholders to be held on May 14, 1996, commencing at 10:00 A.M. at the Pierre Laclede Conference Center, 7733 Forsyth Boulevard, 2nd floor, in Clayton, Missouri, and at any adjournment thereof, upon all subjects that may properly come before the meeting including the matters described in the Proxy Statement furnished herewith, subject to any directions indicated on the reverse side of this proxy.


                                            -----------------------------------
                                                            Date

                                            -----------------------------------
                                                          Signature

                                            -----------------------------------
                                                 Signature if held jointly